Holly Energy Partners, L.P. UNEV Pipeline Transaction Investor Update July 12, 2012

Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Energy Partners L.P. and/or HollyFrontier Corporation. Actual results may differ materially from those discussed during this presentation. Such risks and uncertainties include, but are not limited to, actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly Energy Partners’ and HollyFrontier’s markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly Energy Partners and HollyFrontier, the effectiveness of Holly Energy Partners’ and HollyFrontier’s capital investments, marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly Energy Partners and HollyFrontier are provided in the most recent reports of Holly Energy Partners and HollyFrontier filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly Energy Partners and HollyFrontier undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Disclosure Statement 2

Discussion Agenda  UNEV Transaction Summary – UNEV Pipeline Overview – Transaction Terms and HEP Rationale – UNEV Pipeline Economic Drivers  HEP Track Record of Growth – Growth since Inception – Historical Financial Performance – Investment Highlights  Questions 3

UNEV Transaction Summary 4

UNEV Pipeline Overview Pipeline Facts  400 mile, newly constructed 12” refined products pipeline from Salt Lake City to Las Vegas with terminals in Cedar City, UT and Las Vegas, NV  62,000 bpd capacity (low cost expandability to 118,000 bpd)  HEP owns 75% interest (Sinclair 25%)  Start up — January 2012 Benefits to Rocky Mountain Refiners  Provides new outlet to address historic demand reduction in winter months in local markets  Allows access to sizable new market for Rocky Mountain refiners – which have significantly lower crude costs than their West Coast competitors  Enables potential product pricing upgrade because Las Vegas typically trades at a seasonal premium to Salt Lake City 5

Transaction Terms and HEP Rationale Purchase Terms  HEP purchased 100% of HFC’s 75% interest for $315 million – $260 million in cash and $55 million in HEP LP units  HFC will provide $5 million GP giveback per year ($1.25 million per quarter) for Years 1-3 – and for Year 4 if Woods Cross expansion is not complete by end of Year 3  Beginning Year 4, HFC will receive 50% of HEP’s UNEV EBITDA share over $30 million per year up to defined cap* HEP Rationale  Transaction is immediately accretive  Pipeline interest has significant upside potential, especially after announced refinery expansions are completed in late 2014 / early 2015  UNEV interest will diversify HEP customer base over time since it will be the first significant common carrier pipeline for HEP 6 *Cap is expected to be $33.8 mm at the end of Year 4 (the earliest time at which profit sharing can begin), and it is subject to adjustment under certain circumstances.

UNEV Pipeline Economic Drivers UNEV volumes and tariffs/fees  UNEV currently has shipper commitments for approximately 23,000 bpd through 2022  Initial spot volumes could average 5,000-10,000 bpd since UNEV gives Rocky Mountain refiners the ability to run at full capacity all year(1)  UNEV tariffs range from 6.2 to 10.9 cents per gallon, depending on destination and shipper commitment level(2); terminal fees will be approximately 1.0 cent per gallon UNEV opportunities from Salt Lake City refinery expansions  In December 2011, Tesoro announced a 7%, or approximately 4,100 bpd, expansion of its Salt Lake City refinery – expected to be completed in 2 phases by 2014  In January 2012, HollyFrontier announced the expansion of its Woods Cross Refinery from 31,000 to 45,000 bpd – with project completion expected by late 2014  HEP expects the majority of these expanded volumes to flow on the UNEV pipeline beginning in late 2014 or early 2015 7 1) Before UNEV, Salt Lake City refineries cut back capacity utilization by 10-20% during the winter months – or approx 15,000-30,000 bpd from November to February – which is 5,000 to 10,000 bpd when averaged over an entire year. 2) UNEV tariffs are publicly filed with Federal Energy Regulatory Commission (FERC); incentive tariffs are available to shippers in exchange for long-term commitments. All tariffs (incentive and non-incentive) escalate annually with FERC index.

HEP Track Record of Growth 8

Growth since Inception 2004 2005 2006 2007 2008 2009 MLP IPO ( Jul 2004 ) Holly intermediate feedstock pipeline acquisition ( Jul 2005 ) 25 % JV with Plains for SLC pipeline ( Mar 2009 ) Holly Tulsa loading rack dropdown acquisition ( Tulsa West ) ( Aug 2009 ) Holly crude oil and tankage assets acquisition ( Mar 2008 ) Alon pipeline and terminal asset acquisition ( Feb 2005 ) Holly 16 " Intermediate pipeline facilities acquisition ( Jun 2009 ) Sinclair Tulsa ( Tulsa East) & Roadrunner / Beeson acquisitions ( Dec 2009 ) Sale of 70 % interest in Rio Grande to Enterprise ( Dec 2009 ) 2010 Purchase of additional Tulsa tanks and racks ; Lovington rack ( March 2010 ) 2011 HFC Dropdown of El Dorado & Cheyenne assets ( Nov 2011 ) Holly South line expansion project ( 2007 - 08 ) Holly Corporation and Frontier Oil Corporation complete merger (July 2011) 9 2012 HEP purchases 75% interest in UNEV from HFC (July 2012) Tulsa interconnect pipelines (Sep 2011) Almost $700 mm in acquisitions and projects in the last 12 months

Historical Financial Performance EBITDA* Note: EBITDA is per HEP's public filings (1) Includes annualized 3Q12 UNEV JV EBITDA of $19 million $50 $55 $67 $70 $101 $124 $147 $180 $0 $50 $100 $150 $200 2005 2006 2007 2008 2009 2010 2011 PF LTM 3/31/12 $ in M ill io ns (1) 10 $2.22 $2.58 $2.78 $2.96 $3.12 $3.28 $3.44 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2005 2006 2007 2008 2009 2010 2011 Annual Distributions per unit *Definition shown on page 14. Proforma Annualized As of 3/31/12

100% Fee Based Business All revenues derived from: tariffs from pipeline movements; storage & transfer fees for terminal activity; loading fees for loading rack activity & capacity lease commitments Long Term Contracts Supporting Revenue Stream Major customers have entered into 15-year long term contracts with minimum contracted obligations for volume and/or revenues Proven Record of Distribution Increases Increased distribution every quarter since going public; 30 consecutive quarters from IPO thru Q1 2012 Assets Serving High Growth Markets Southwest, Rocky Mountains and Midcon footprint have historically been high growth markets attracting business & population Growth From Three Sources Organic: HEP grows as current customers increase utilization With HFC: As HFC expands asset base, HEP can be synergistic partner Third Party: HEP continues to seek out arms length acquisitions Investment Highlights 11

Questions 12

Appendix 13

Definitions BPD: Barrels per day Distributable cash flow: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in our consolidated financial statements, with the exception of excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of our assets and the cash our business is generating. Our historical distributable cash flow is reconciled to net income in footnote 5 to the table in "Item 6. Selected Financial Data" of HEP's 2011 10-K. EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles (“U.S. GAAP”). However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. Our historical EBITDA is reconciled to net income in footnote 4 to the table in “Item 6. Selected Financial Data” of HEP’s 2011 10-K. 14